UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22040

MLP & Strategic Equity Fund Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

October 31, 2010

MLP & Strategic Equity Fund, Inc. MTP

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Fund included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s

Letter to Shareholders

Dear Shareholder,

On behalf of my fellow directors, I would like to welcome you to the Nuveen Investments family. All of us have worked diligently to make the transition of the overall management of your Fund as seamless as possible, and we look forward to continue providing the attractive income and return you have come to expect from your investment.

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce these imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to the equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Asset Management assumed management responsibility for the MLP & Strategic Equity Fund, Inc. (MTP) after the close of business on October 6, 2010, following a vote by the Fund’s shareholders on September 30, 2010. The Fund’s investment objective, management strategies and sub-adviser did not change.

The Fund’s portfolio continues to be managed by Fiduciary Asset Management, LLC (FAMCO), a wholly owned affiliate of Piper Jaffray Investment Management, Inc. Mr. James J. Cunnane Jr., CFA, chief investment officer at FAMCO, and Mr. Quinn T. Kiley, senior vice president at FAMCO, are co-portfolio managers for MTP. Collectively, Mr. Cunnane and Mr. Kiley have over 20 years of experience managing MLPs.

Here they discuss general economic and market conditions, their investment strategies and the performance of the Fund for the twelve-month period ended October 31, 2010.

What were the general economic and market conditions for the twelve-month period ended October 31, 2010?

The pace of economic growth slowed in the third quarter of 2010 to an annualized rate of 2.0% from 3.0% over the preceding twelve months. The growth rate during this initial year of recovery from the recession was one of the weakest in post-war history, despite unprecedented amounts of fiscal and monetary stimulus. Excluding the effects of the inventory cycle, underlying growth in the Gross Domestic Product averaged just 0.9% annualized per quarter since the recession officially ended versus a historical average annual growth rate of 4.2%.

Housing foreclosures, recently running near record levels, and distressed sales have depressed home values over much of the period. Housing construction, usually an engine of growth during recoveries, is still floundering at recession levels. State and local governments represent another drag on growth as they attempt to balance budgets by cutting spending and benefits. Excess supplies of housing, labor and manufacturing capacity combined to keep inflation low during the period. While most current inflation expectations remain modest relative to longer-term averages, some market indicators suggest inflationary pressures may increase in the future.

Just after the end of the period, the Federal Reserve announced plans to implement a second round of quantitative easing (QE) due to slowing economic growth, below-trend inflation and stubbornly high unemployment. The talk about the prospects for QE toward the end of this period was one important factor in the rally of financial assets, including bonds, equities and gold, in the fall of 2010. It’s too early to determine the extent to which round two of QE may be effective in helping to jump start the economy.

Despite the sluggish economic recovery, corporate profits remained strong. The earnings per share of the Standard & Poor’s (S&P) 500 Index rose to an estimated $21 in the third

4	Nuveen Investments

quarter of 2010, a 31% increase from the year before. Some relative valuation measures indicate that large-cap equities are trading at historic discounts relative to fixed-income securities and small-cap equities. Corporate balance sheets generally are strong, as well. On average, companies in the S&P 500 Index have paid down debt to 28% of total assets, the lowest level in more than a decade. Corporate cash holdings totaled about $1.9 trillion at the end of the period, representing the highest ratio of cash to short-term liabilities in 50 years. These conditions favored large-cap corporate bonds over other fixed-income alternatives. For example, increasing U.S. Treasury supply and low nominal yields created relative valuation advantages for corporate bonds. Energy infrastructure assets, specifically energy Master Limited Partnerships (MLPs), also offered attractive distribution rates and growth potential to investors over most of the period.

What was the market environment for Master Limited Partnerships (MLPs)?

Over this period, the global and domestic policy environment was volatile, to say the least. European fiscal concerns, domestic energy policy related to the Gulf oil spill, an anticipated change in congressional leadership, and continued easing in Federal Reserve monetary policy created uncertainty in the capital markets. This environment continued to support both MLP fundamentals and security pricing, which saw double digit gains along with many other equity market issues in the third quarter of 2010. Whether or not the strong equity rally marks the beginning of a trend, it does not surprise us that the outperformance of MLPs relative to equities slowed. It appeared as though investors were willing to take on more risk, but a significant portion of the investing public remained focused on securing higher distribution rate investments.

More generally, MLPs have begun attracting increased attention from investors for two primary reasons:

•

On a relative basis, MLPs are among the highest distribution rate securities available in the market today. Historically, MLPs have been a retail-owned, non-institutional product, with inherent tax complexities. Because of the relative lack of institutional investor participation, the valuations and liquidity within this asset class have tended to lag comparable alternatives. While activity by institutional investors has increased lately, retail investors remain the predominant owners of MLPs.

•	The introduction of multiple new MLP-oriented investment products throughout the year has increased interest by providing investors with simplified access to the asset class.

Together, increased institutional interest and a slate of new products offering access to this asset class have supported valuations and improving liquidity for MLPs.

At the close of the period, the Alerian Index distribution rate 6.3% – suggesting to us that MLPs were fairly valued compared to their history. We note that wildly undervalued asset classes, like MLPs were in the fourth quarter of 2008, historically have swung to the overvalued side of the ledger before correcting. This is important when comparing MLPs to alternative income-producing asset classes (see following charts), against which MLP distribution rates continue to look attractive. Furthermore, MLPs have the potential to

Nuveen Investments	5

provide growing distributions over time. However, it is important to note that MLPs have a different risk profile than the other asset classes shown here.

6	Nuveen Investments

What strategies were used to manage the Fund?

The Fund’s investment objective remains unchanged – to provide a high level of after-tax total return. We attempt to achieve this by investing in a portfolio of publicly traded MLPs operating primarily in the energy infrastructure sector of the market.

In the past, we regularly have noted our preference for holding MLPs that own natural gas infrastructure facilities. This comes from our belief in the expected growth of production from nonconventional reserves throughout the United States. This increase in production from new regions, combined with what we believe to be an increasingly favorable policy shift towards domestic natural gas consumption, could result in the need for higher utilization rates of existing infrastructure and the need for new pipelines as well. We believe this back drop is supportive of MLP cash flows and valuations.

Distribution growth has always been an important factor in MLP valuations, and increased mergers and acquisition activity may drive distribution growth to investors. Over this reporting period, we continued to carefully evaluate these types of opportunities. Historically, MLPs have increased their cash flow and distributions by either building or buying new energy infrastructure. When built or bought for the right price, such transactions have been significant contributors of value to MLP investors over time. This is based upon the premise that a larger asset base provides growth opportunities, and the right additions can be both profitable in their own right and increase efficiency and profitability to existing businesses. A recent trend has emerged in which an MLP has purchased the incentive distribution rights (IDRs) owned by its General Partner (GP), or in some cases purchased the entire GP entity and merged it into the MLP itself. The stated motive for these transactions has been the goal of eliminating these IDRs to increase distributions to Limited Partners (LPs), including the Fund, going forward. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, trying to identify the best value propositions to gain exposure to the characteristics we seek.

Nuveen Investments	7

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for the Fund in this report.

*	Fund inception was 6/29/07.

1	The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

In this environment, how did the Fund perform over the period?

Returns for the Fund, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 10/31/10

	1-Year	Since Inception*
MTP	37.22%	4.48%
Alerian MLP Index[1]	48.57%	9.66%
S&P 500 Index[2]	16.52%	-4.83%

For the twelve-months ended October 31, 2010, the Fund outperformed the S&P 500 Index but underperformed the Alerian MLP Index. The Fund’s return lagged the Alerian Index, primarily because the Fund is required to book a liability for the tax effect of all unrealized capital gains. This liability will act as a drag on Fund performance, relative to MLP performance, when MLPs are performing well.

Strong performance for MLPs in general was driven by strong and improving fundamentals coupled with a significant distribution rate advantage relative to other income producing securities. There were significant inflows of new cash into the market through the introduction of several large MLP dedicated closed-end funds, and existing MLPs benefited in the second quarter of 2010 as investors put cash to work in anticipation of these new funds driving demand in the second half of the year. The third quarter saw the impact of the invest-up of these new fund proceeds, which generally impacted the asset class positively.

The Fund’s MLP portfolio return also lagged the Alerian Index over the period because of its substantial underweight positions in the two largest MLPs, Enterprise Products Partners and Kinder Morgan Energy Partners. One reason the Fund was underweight in these holdings was to avoid any portfolio concentration concerns. Additionally, the Fund did not own Linn Energy, which we believe to be of lower quality and higher risk than comparable MLPs. Linn Energy is the largest and most liquid MLP in the Upstream sector (entities involved in exploration and production), and its positive performance during the period contributed significantly to the index returns. The strongest relative performance for the portfolio came from its overweight positions in natural gas pipelines, a sector which we believe to be very high quality.

8	Nuveen Investments

Common Share Distribution

and Share Price Information

During the twelve-month reporting period ended October 31, 2010, MTP’s common share distribution remained stable at $0.07 per month.

As of October 31, 2010, the Fund’s common share prices were trading at a discount of -0.85%, compared with an average premium of +2.11% for the entire twelve-month period.

Nuveen Investments	9

MTP Performance OVERVIEW	MLP & Strategic Equity Fund, Inc. as of October 31, 2010

Fund Snapshot
Common Share Price	$17.41
Common Share Net Asset Value (NAV)	$17.44
Premium/(Discount) to NAV	-0.17%
Current Distribution Rate[1]	4.82%
Net Assets Applicable to Common Shares ($000)	$258,158

Average Annual Total Return (Inception 6/29/07)
	On Share Price	On NAV
1-Year	26.91%	36.28%
Since Inception	3.00%	4.48%

Portfolio Composition (as a % of total investments)[2]
Oil, Gas & Consumable Fuels	96.4%
Gas Utilities	2.8%
Energy Equipment & Services	0.6%
Short-Term Investments	0.2%

Ten Largest Master Limited Partnerships & MLP Affiliates Holdings (as a % of total investments)[2]
Enterprise Products Partners LP	5.1%
ONEOK Partners LP	5.0%
Kinder Morgan Management LLC	5.0%
Magellan Midstream Partners LP	4.9%
El Paso Pipeline Partners LP	4.8%
Plains All American Pipeline LP	4.7%
Boardwalk Pipeline Partners LP	4.6%
Williams Partners LP	4.4%
Buckeye Partners LP	4.2%
Energy Transfer Equity LP	3.8%

Portfolio Allocation (as a % of total investments)2

2009-2010 Monthly Dividends Per Common Share

Common Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1 Current Distribution Rate is based on the Fund’s current annualized distribution divided by the Fund’s current market price. The Fund’s distributions to its shareholders may be comprised of ordinary income and a return of capital for tax purposes.

2 Holdings are subject to change.

10	Nuveen Investments

Shareholder Meeting Report

Nuveen Investments	11

A special meeting of shareholders was held in the offices of IQ Investment Advisors LLC on September 8, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of a new Investment Management Agreement and the approval of a new Investment Sub-advisory Agreement. The meeting was subsequently adjourned to September 30, 2010.

MTP Common Shares
To approve a new investment management agreement between the Fund and Nuveen Asset Management.
For	6,899,744
Against	113,450
Abstain	221,491
Uninstructed	455,937
Total	7,690,622
To approve a new investment sub-advisory agreement between the Fund and the Fund’s current sub-adviser.
For	6,892,821
Against	124,478
Abstain	217,386
Uninstructed	455,937
Total	7,690,622
Approval of the Board Members was reached as follows:

John Amboian
For	13,636,802
Withhold	423,866
Total	14,060,668
Robert P. Bremner
For	13,597,621
Withhold	463,047
Total	14,060,668
Jack B. Evans
For	13,620,978
Withhold	439,690
Total	14,060,668
William C. Hunter
For	13,623,353
Withhold	437,315
Total	14,060,668
David J. Kundert
For	13,608,624
Withhold	452,044
Total	14,060,668
William J. Schneider
For	13,622,260
Withhold	438,408
Total	14,060,668

Shareholder Meeting Report (continued)

MTP Common Shares
Judith M. Stockdale
For	13,593,136
Withhold	467,532
Total	14,060,668
Carole E. Stone
For	13,593,145
Withhold	467,523
Total	14,060,668
Terence J. Toth
For	13,625,869
Withhold	434,799
Total	14,060,668

12	Nuveen Investments

Report of Independent

Registered Public Accounting Firm

To the Board of Directors and Shareholders of

MLP & Strategic Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund, Inc. (the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the year ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2008 and the period ended October 31, 2007 were audited by other independent auditors whose report, dated December 26, 2008, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 29, 2010

Nuveen Investments	13

MTP

MLP & Strategic Equity Fund, Inc. (MTP)

Portfolio of Investments

October 31, 2010

Shares/ Units	Description (1)	Value

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 105.7%

	Energy Equipment & Services – 0.7%

78,016	Exterran Partners LP	$ 1,818,553
	Gas Utilities – 2.9%

95,250	AmeriGas Partners LP	4,427,220
58,906	Suburban Propane Partners LP	3,210,377
	Total Gas Utilities	7,637,597
	Oil, Gas & Consumable Fuels – 102.1%

61,246	Alliance Resource Partners LP	3,603,715
384,104	Boardwalk Pipeline Partners LP	12,506,426
180,813	Buckeye Partners LP	11,447,271
386,000	Chesapeake Midstream Partners LP	10,340,940
93,061	Crestwood Midstream Partners LP	2,418,655
109,782	DCP Midstream Partners LP	3,917,022
188,420	Duncan Energy Partners LP	5,984,219
391,500	El Paso Pipeline Partners LP	13,193,550
134,768	Enbridge Energy Management LLC (2)	8,042,954
83,619	Enbridge Energy Partners LP	5,141,732
265,557	Energy Transfer Equity LP	10,388,590
63,973	Energy Transfer Partners LP	3,262,623
327,608	Enterprise Products Partners LP	14,038,004
45,190	EV Energy Partners LP	1,692,591
138,964	Genesis Energy LP	3,528,296
77,470	Holly Energy Partners LP	3,892,868
109,906	Inergy LP	4,314,910
220,089	Kinder Morgan Management LLC (2)	13,572,902
247,273	Magellan Midstream Partners LP	13,350,269
123,562	Natural Resource Partners LP	3,583,298
220,800	Niska Gas Storage Partners LLC	4,402,752
143,349	NuStar Energy LP	9,030,987
118,500	NuStar GP Holdings LLC	4,161,720
175,593	ONEOK Partners LP	13,754,200
35,000	Oxford Resource Partners LP	754,250
186,200	PAA Natural Gas Storage LP	4,479,972
55,213	Pioneer Southwest Energy Partners LP	1,598,968
201,749	Plains All American Pipeline LP	12,730,362
390,113	Regency Energy Partners LP	9,885,463
262,426	Spectra Energy Partners LP	8,993,339
102,470	Sunoco Logistics Partners LP	8,196,575
222,000	Targa Resources, Inc.	6,580,080
150,974	TC Pipelines LP	7,435,470
90,163	Teekay LNG Partners LP	3,096,197
50,676	Transmontaigne Partners LP	1,720,450
222,420	Western Gas Partners LP	6,487,991
273,447	Williams Partners LP	12,059,013

	Total Oil, Gas & Consumable Fuels	263,588,624
	Total Master Limited Partnerships & MLP Affiliates (cost $166,413,332)	273,044,774

14	Nuveen Investments

Principal Amount (000)	Description (1)	Value

	Short-Term Investments – 0.2%

	Money Market Fund – 0.2%

$448	SSgA Prime Money Market Fund, 0.15% (3)	$448,172
	Total Short-Term Investments (cost $448,172)	448,172
	Total Investments (cost $166,861,504) – 105.9%	273,492,946
	Other Assets Less Liabilities – (5.9)%	(15,335,252)
	Net Assets – 100%	$258,157,694

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; represents a pay-in-kind security which may pay dividends in additional units.

(3)	Represents the current distribution rate as of October 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of

Assets & Liabilities

October 31, 2010

Assets
Investments, at value (cost $166,861,504)	$273,492,946
Receivable for distributions and interest	1,914,557
Other assets	6,564
Total assets	275,414,067
Liabilities
Payable for state taxes	128,978
Net deferred tax liability	16,603,728
Accrued expenses:
Management fees	246,468
Other	277,199
Total liabilities	17,256,373
Net assets	$258,157,694
Common shares outstanding	14,800,130
Net asset value per share outstanding	$17.44
Net assets consist of:
Common shares, $.001 par value per share	$14,800
Paid-in surplus	233,694,176
Accumulated net investment (loss), net of tax	(10,090,869)
Accumulated net realized gain (loss), net of tax	(55,259,058)
Net unrealized appreciation (depreciation), net of tax	89,798,645
Net assets	$258,157,694
Authorized shares	100,000,000

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of

Operations

Year Ended October 31, 2010

Investment Income
Distributions from master limited partnerships	$14,957,785
Less: Return of capital on distributions	(14,957,785)
Dividends from equity securities	22
Interest	3,683
Total investment income	3,705
Expenses
Management fees	(2,658,817)
Shareholders’ servicing agent fees and expenses	(39,424)
Custodian’s fees and expenses	(25,138)
Directors’ fees and expenses	(65,492)
Professional fees	(150,544)
Accounting services	(48,000)
Shareholders’ reports – printing and mailing expenses	(46,373)
Stock exchange listing fees	(31,856)
Insurance	(28,070)
Investor relations expense	(6,640)
Other expenses	(13,114)
Total expenses	(3,113,468)
Net investment income (loss) before taxes	(3,109,763)
Deferred tax benefit	1,191,412
Current tax expense	(128,978)
Net investment income (loss)	(2,047,329)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	4,911,997
Deferred tax expense	(962,343)
Net realized gain (loss) from investments	3,949,654
Change in net unrealized appreciation (depreciation) of investments before taxes	85,917,404
Deferred tax expense	(16,832,797)
Change in net unrealized appreciation (depreciation) of investments	69,084,607
Net realized and unrealized gain (loss)	73,034,261
Net increase (decrease) in net assets from operations	$70,986,932

See accompanying notes to financial statements.

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Statements of

Changes in Net Assets

	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income (loss)	$(2,047,329)	$(2,154,937)
Net realized gain (loss) from investments	3,949,654	(31,457,651)
Change in net unrealized appreciation (depreciation) of investments	69,084,607	72,981,943
Net increase (decrease) in net assets from operations	70,986,932	39,369,355
Distributions to Shareholders
From net investment income	—	—
Return of capital	(12,405,256)	(13,167,502)
Decrease in net assets from distributions to shareholders	(12,405,256)	(13,167,502)
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,292,066	1,683,424
Net increase (decrease) in net assets from Fund share transactions	1,292,066	1,683,424
Net increase (decrease) in net assets	59,873,742	27,885,277
Net assets at the beginning of year	198,283,952	170,398,675
Net assets at the end of year	$258,157,694	$198,283,952
Accumulated net investment (loss), net of tax at end of year	$(10,090,869)	$(10,650,193)

See accompanying notes to financial statements.

18	Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies:

MLP & Strategic Equity Fund Inc. (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “MTP.” After the close of business on October 6, 2010, Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), assumed the role of investment adviser for the Fund from IQ Investment Advisers LLC (“IQ Advisors”) following a vote by Fund shareholders on September 30, 2010. The transition from IQ Advisors to the Advisor did not result in any change to the Fund’s investment objective or principal investment strategies.

The Fund’s investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Master Limited Partnerships

The Fund may purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Nuveen Investments	19

Notes to

Financial Statements (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on the accrual basis.

The Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from master limited partnerships” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities. For the fiscal year ended October 31, 2010, the Fund characterized 100% of its distributions from MLPs as return of capital. No adjustments were made to the Fund’s prior year return of capital estimate based on the 2009 tax reporting information received by the Fund.

Income Taxes

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate is 4.02%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund’s income tax provision consists of the following for the Fund’s tax year ended October 31, 2010:

Current tax expense (benefit):
Federal	$—
State	128,978
Total current tax expense (benefit)	$128,978
Deferred tax expense (benefit):
Federal	$13,994,988
State	2,608,740
Total deferred tax expense (benefit)	$16,603,728

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Description	Amount	Rate
Application of statutory income tax rate	$30,701,874	35.00%
State income taxes net of federal benefit	3,523,919	4.02
Effect of release of valuation allowance	(17,003,542)	(19.38)
Effect of permanent differences and other items	(489,545)	(0.56)
Total income tax expense (benefit)	$16,732,706	19.08%

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Fund’s valuation allowance as of October 31, 2009 was released in the current year due to the significant realized and unrealized gain on investments generated during the current fiscal year.

20	Nuveen Investments

Components of the Fund’s deferred tax assets and liabilities as of October 31, 2010, are as follows:

Description	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$9,592,887
Capital loss carryforward (tax basis)	20,541,071
$30,133,958
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(45,852,413)
Net deferred taxes before valuation allowance	$(15,718,455)
Less: valuation allowance	(885,273)
Net deferred tax assets (liabilities)	$(16,603,728)

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$155,982,918
Gross unrealized:
Appreciation	$117,665,312
Depreciation	(155,284)
Net unrealized appreciation (depreciation) of investments	$117,510,028

At October 31, 2010 the Fund had a net operating loss carryforward of $24,878,897 of which $8,390,692 expires in 2028, $13,309,618 expires in 2029 and $3,178,587 expires in 2030.

At October 31, 2010 the Fund had a net capital loss carryforward of $52,639,512 of which $29,217,389 expires in 2013 and $23,422,123 expires in 2014.

Distributions to Shareholders

Distributions are declared by the Fund on a monthly basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund expects that its distributions primarily will consist of a return of capital. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Financial Instruments

The Fund is authorized to invest in futures, options, swaps, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the fiscal year ended October 31, 2010.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	21

Notes to

Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates	$273,044,774	$–	$–	$273,044,774
Short-Term Investments	448,172	–	–	448,172
Total	$273,492,946	$–	$–	$273,492,946

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended October 31, 2010.

4. Fund Shares

Transactions in common shares were as follows:

	Year Ended 10/31/10	Year Ended 10/31/09
Common shares issued to shareholders due to reinvestment of distributions	82,529	149,939

5. Investments Transactions

Purchases and sales (excluding short-term investments), during the fiscal year ended October 31, 2010, aggregated $39,057,038 and $37,819,869, respectively.

6. Management Fees and Other Transactions with Affiliates

During the period November 1, 2009 through October 6, 2010, the Fund was entered into an Investment Advisory and Management Agreement with IQ Advisors. an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly-owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors was responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provided the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee at an annual rate equal to 1.12% of the average daily value of the Fund’s net assets.

During the period November 1, 2009 through October 6, 2010, IQ Advisors was entered into a Sub-advisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). Pursuant to the agreement, FAMCO provided certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors paid FAMCO a monthly fee at an annual rate equal to .50% of the average daily value of the Fund’s net assets. There was no increase in aggregate fees paid by the Fund for these services.

During the period November 1, 2009 through October 6, 2010, IQ Advisors was entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provided that IQ Advisors pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets for the performance of administrative and other services necessary for the operation of the Fund. There was no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

22	Nuveen Investments

During the period November 1, 2009 through October 6, 2010, certain officers of the Fund were officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

On October 6, 2010, the Fund entered into an Investment Management Agreement with Nuveen Asset Management. The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.9200%
For the next $500 million	.8950
For the next $500 million	.8700
For the next $500 million	.8450
For managed assets over $2 billion	.8200

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

* The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. As of October 31, 2010, the complex-level fee rate was .1809%.

On October 6, 2010, the Adviser entered into an Investment Sub-Advisory Agreement with Fiduciary Asset Management, LLC (“FAMCO”). FAMCO is compensated for its services to the Fund from the management fee paid to the Adviser.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

Nuveen Investments	23

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Year Ended 10/31:
2010	$13.47	$(.14)	$4.95	$4.81	$–	$(.84)	$(.84)	$–	$17.44	$17.41
2009	11.70	(.15)	2.82	2.67	–	(.90)	(0.90)	–	13.47	14.42
2008	18.06	(.09)	(5.07)	(5.16)	–	(1.20)	(1.20)	–	11.70	13.00
2007(d)	19.10	.04	(.74)	(.70)	(.03)	(.27)	(0.30)	(.04)	18.06	16.24

24	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Tax Expense/ (Benefit)			Ratios to Average Net Assets(b)
Based on Market Value(a)	Based on Net Asset Value(a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)(c)		Current and Deferred Tax Expense/ (Benefit)	Portfolio Turnover Rate

26.91%	36.28%	$258,158	1.31%		(1.31)%	8.36%		(.86	) %	7.05%	16%
20.47	25.04	198,284	1.35		(1.32)	1.35		(1.32)		–	38
(12.82)	(29.45)	170,399	1.33		(.62)	1.33		(.62)		–	5
(17.37)	(3.77)	262,603	1.35	*	.62 *	1.35	*	.62	*	–	–

(a)	For the fiscal year ended October 31, 2010, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal year ended October 31, 2010, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the period June 29, 2007, (commencement of operations) through October 31, 2009, Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)	Excludes deferred tax expense allocated to realized and unrealized gain (loss).
(d)	For the period June 29, 2007 (commencement of operations) through October 31, 2007.
*	Annualized.

Nuveen Investments	25

See accompanying notes to financial statements.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

INDEPENDENT BOARD MEMBERS:

¢ ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	206

¢ JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

¢ WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206

¢ DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	206

26	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

INDEPENDENT BOARD MEMBERS (continued):

¢ WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

¢ JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

¢ CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

¢ TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

INTERESTED BOARD MEMBER:

¢ JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	206

Nuveen Investments	27

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

OFFICERS of the FUNDS:

¢ GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

¢ WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), ; Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

¢ MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

¢ LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	206

¢ STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993- 2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	206

28	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

OFFICERS of the FUNDS (continued):

¢ SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000- 2003); Chartered Accountant Designation.	206

¢ WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2008) of Nuveen Asset Management.	206

¢ TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	206

¢ KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	206

(1)	The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	29

Annual Investment Management

Agreement Approval Process (Unaudited)

A. Background

Prior to October 6, 2010 (the “Transition Date”), IQ Investment Advisors LLC (“IQ Advisors”) served as investment adviser to the MLP & Strategic Equity Fund Inc. (the “Fund”) pursuant to an investment management agreement dated March 7, 2009 (the “IQ Management Agreement”), and Fiduciary Asset Management, LLC (“FAMCO” or the “Subadviser”) served as the Fund’s subadviser pursuant to an investment subadvisory agreement dated March 7, 2009 (the “Original Subadvisory Agreement”). IQ Advisors had determined earlier in the year to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Fund. In order to effect an orderly transition and continue the management of the Fund without interruption, IQ Advisors recommended to the Board of Directors (the “Prior Board”) currently serving the Fund as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) to consider Nuveen Asset Management (“Nuveen”) as a candidate to assume the role of investment adviser. Accordingly, at an in-person meeting held on June 18, 2010, the Prior Directors, all of whom were not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (hereinafter, the “Independent Directors”) approved a new investment management agreement between the Fund and Nuveen (the “New Management Agreement”) and a new subadvisory agreement between the Fund and FAMCO (the “New Subadvisory Agreement”), and authorized their submission to the Fund’s stockholders for their consideration. At a meeting of the stockholders of the Fund held on September 30, 2010 (the “Stockholder Meeting”), the Fund’s stockholders, among other things, approved the New Management Agreement with Nuveen and the New Subadvisory Agreement with FAMCO, both of which subsequently became effective on the Transition Date. In connection with the transition, the stockholders of the Fund at a separate stockholders’ meeting also elected a new board of directors (the “New Board”), who took office as of the Transition Date, and each of the Fund’s Prior Directors resigned at such time. In conjunction with the Stockholder Meeting, stockholder meetings of four other funds (the “Other Funds”) that were advised by IQ Advisors and subadvised by Nuveen or an affiliate thereof were also held to seek their approval of a new management agreement with Nuveen, a new subadvisory agreement with their respective subadviser (if applicable) and a new board of directors on behalf of their respective fund. The following is a summary of the considerations of the Prior Board in approving the New Management Agreement and the New Subadvisory Agreement.

B. Board Considerations in Approving the New Management Agreement

The New Management Agreement was approved by the Prior Board on behalf of the Fund after consideration of all factors determined to be relevant to its deliberations, including those discussed below.

The Approval Process. At telephonic and in-person meetings held in April, May and June of 2010, the Prior Board discussed the possible transition of services from IQ Advisors to Nuveen and information regarding the services to be provided by Nuveen under the proposed New Management Agreement for the Fund. During these meetings, the Prior Board discussed aspects of the proposal with senior Nuveen representatives and independent board members of funds in the Nuveen registered fund complex.

In preparation for their consideration of the New Management Agreement, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to their additional requests, further information in advance of and at the June 18, 2010 in-person meeting of the Prior Board. To assist the Prior Board in its consideration of the New Management Agreement, Nuveen provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. In addition, the Prior Board consulted with its independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Prior Board’s deliberations.

30	Nuveen Investments

In considering whether to approve the New Management Agreement, the Prior Board reviewed materials from counsel to the Fund and from Nuveen and IQ Advisors and its affiliates, including: (i) information concerning the services rendered to the Fund by IQ Advisors and its affiliates and information concerning the services to be rendered to the Fund by Nuveen and its affiliates; (ii) a report by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen; (iii) information regarding the sharing of potential economies of scale; (iv) a memorandum outlining the legal duties of the Prior Board under the 1940 Act; and (v) information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end funds selected by Lipper.

In connection with the Prior Board’s review of the New Management Agreement, the Prior Board considered, among other things, the following information:

•	the reputation, financial strength and resources of Nuveen Investments, Inc. and its investment advisory subsidiaries, including Nuveen;

•	that Nuveen or its affiliates have managed the portfolios of the Other Funds, and provided other services to them, since inception;

•

that Nuveen represented that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its stockholders by Nuveen, including portfolio management and compliance services;

•

that Fund stockholders could benefit from management fee savings over time due to breakpoints in the Fund’s fee schedule, which reduce management fee rates as the assets of the Fund and other funds in the Nuveen registered fund complex increase;

•

that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to the Fund so that the Fund’s total operating expense ratio will not exceed the operating expense ratio for its 2009 fiscal year;

•	that the Fund will have access to expanded support from on-going product promotion and marketing activities as part of Nuveen’s closed-end fund secondary market program; and

•

that Nuveen and IQ Advisors agreed to pay all expenses of the Fund in connection with the Prior Board’s consideration of the New Management Agreement and related agreements and all costs of seeking stockholder approval of the New Management Agreement.

The Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. The Prior Directors, all of whom were Independent Directors, concluded that the terms of the New Management Agreement are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Management Agreement, the Prior Board considered in particular the following factors:

The nature, extent and quality of services to be provided by Nuveen and its affiliates – In connection with their consideration of the New Management Agreement, the Prior Board considered representations by Nuveen that there would be no diminution in the scope of services required of or provided by Nuveen under the New Management Agreement for the Fund as compared to the scope of services provided by IQ Advisors under the IQ Management Agreement. In reviewing the scope of these services at its May and June 2010 meetings, the Prior Board considered Nuveen’s investment philosophy and experience, noting that Nuveen is a well-recognized closed-end fund sponsor. The Prior Board also considered Nuveen’s investment processes and strategies, matters related to Nuveen’s portfolio transaction policies and procedures, and Nuveen’s compliance program and its compliance record with respect to the Other Funds for which it or its affiliate serves as subadviser. The Prior Board noted representations by Nuveen that it reports to its funds’ boards of directors about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the boards, and has made appropriate officers available as needed to provide further assistance with these matters. The Prior Board noted that it expects that Nuveen will make these reports and have these discussions with respect to the Fund if it were to assume management of the Fund. In connection with the Fund and the Other Funds (together, the “Original IQ Funds”), the Prior Board also reviewed information regarding Nuveen sponsored closed-end funds,

Nuveen Investments	31

Annual Investment Management

Agreement Approval Process (Unaudited) (continued)

to the extent such funds had similar investment objectives and strategies to the Original IQ Funds. The Prior Board noted that, except for the Nuveen sponsored closed-end funds identified to the Prior Board, Nuveen does not operate or manage any other accounts that are similar to the Original IQ Funds. In addition to the investment management services to be provided to the Fund, the Prior Board, at the June 18, 2010 meeting, considered that Nuveen also will provide certain non-management services to the Fund (such as marketing services and assistance in meeting legal and regulatory requirements) and other services necessary for the operation of the Fund.

In connection with the investment management services to be provided under the New Management Agreement, the Prior Board took into account detailed discussions with representatives of Nuveen at the April and May 2010 meetings regarding the management of the Fund.

The Prior Board noted the representations of IQ Advisors and Nuveen that the transition was not expected to have any adverse effect on the operations of the Fund. The Prior Board also considered that the Fund and its stockholders may benefit from association with Nuveen, a well-recognized closed-end fund sponsor, and Nuveen’s closed-end fund market support program as well as Nuveen’s financial advisor and shareholder service platform. The Prior Board discussed Nuveen’s current financial condition and ownership structure.

Based on the discussions held and the materials presented at the April, May and June 2010 meetings, the Prior Board determined that the nature, extent and quality of the services to be provided by Nuveen under the New Management Agreement was comparable to the services provided by IQ Advisors under the IQ Management Agreement and that the Prior Board expected that the quality of such services will continue to be appropriate.

Investment performance of the Fund and Nuveen – The Prior Board considered that if Nuveen was approved as the investment adviser to the Fund, the investment operations of the Fund were expected to continue to be conducted by the same portfolio management teams as were currently in place. The Prior Board also noted that the investment operations of the Fund, including its investment objective and investment strategies, were not expected to change as a result of the transition from IQ Advisors to Nuveen.

The Prior Board considered the investment strategies used by the Fund. The Prior Board also considered the innovative nature of the Fund. The Prior Board noted the specialized nature of the Fund’s investment strategy and the inherent limitations in comparing the Fund’s investment performance to that of another investment company. The Prior Board reviewed the Fund’s investment performance and compared such performance to the performance of a relevant reference index. The Prior Board discussed the degree to which the Fund was achieving its investment objective. In particular, the Prior Board noted that the Fund generally performed as expected. As a result of their discussions and review, the Prior Board concluded that the Fund’s performance was satisfactory.

The Prior Board considered the history, experience, resources and strengths of Nuveen and its affiliates in managing its own closed-end fund complex and noted the historical performance of Nuveen or its affiliate as a subadviser to the Other Funds. The Prior Board noted that Nuveen’s experience in managing its existing closed-end funds would translate to its management role for the Fund. The Prior Board further noted that Nuveen is well positioned to assume management of the Original IQ Funds given its current and historical relationship with the Other Funds.

Cost of services provided and profits to be realized by Nuveen and its affiliates from the relationship with the Fund – The Prior Board discussed the potential for Nuveen to realize a profit from management of the Fund based on the proposed fees payable to Nuveen and its affiliates, and other sources of potential revenue and expense to Nuveen and its affiliates from the Fund’s operations. The Prior Board also discussed with Fund management and representatives of Nuveen the potential ancillary benefits Nuveen might receive by managing the Fund. The Prior Board reviewed information regarding potential economies of scale (as discussed below). It was noted that it was not possible to accurately predict the degree of profitability Nuveen might gain from its relationship with the Fund. The Prior Board also noted that the new directors will be in a better position to evaluate the benefits Nuveen will receive from association with the Fund following its assumption of the role of investment adviser to the Fund.

In evaluating the costs of the services to be provided by Nuveen under the New Management Agreement, the Prior Board considered, among other things, whether advisory fee rates or other expenses would change as a result of Nuveen serving as investment adviser to the Fund. The Prior Board noted that the New Management Agreement is similar to the IQ Management Agreement. The Prior Board also considered that the maximum fee

32	Nuveen Investments

rate payable to Nuveen under the New Management Agreement would be the same or lower than the fee rate payable to IQ Advisors under the IQ Management Agreement. In addition, the Prior Board further noted that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to the Fund so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale – The Prior Board reviewed information regarding potential economies of scale or other efficiencies that may result from the Fund’s potential association with Nuveen’s large closed-end fund complex. The Prior Board noted that the New Management Agreement provides for breakpoints in the Fund’s investment management fee rates as the assets of the Fund and the assets held by the funds in the Nuveen registered fund complex increase. The Prior Board also noted that the Fund, as a closed-end fund, generally does not gain additional assets through sales of Fund shares. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Fund under the New Management Agreement, reflected appropriate sharing of potential economies of scale with the Fund’s stockholders.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients – The Prior Board considered representations by IQ Advisors and Nuveen that the maximum fee rate payable to Nuveen under the New Management Agreement would be the same or lower than the fee rate payable to IQ Advisors under the IQ Management Agreement. In addition, the Prior Board noted that Nuveen agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to the Fund so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year. The Prior Board also considered that the New Management Agreement contained breakpoints in the fee schedule, allowing for the possibility that the advisory fee rate paid by the Fund may decline in the future.

In considering the compensation to be paid to Nuveen, the Prior Board referred to the materials presented and discussions held in connection with their considerations at the May 14, 2010 and June 18, 2010 meetings in connection with the New Management Agreement. The Prior Board noted that in connection with such considerations it had received and reviewed a comparison of the fees paid under the New Management Agreement to the contracts of other investment advisers with respect to other closed-end investment companies. In particular, the Prior Board noted that it evaluated the Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds selected by Lipper. The Prior Board was provided information from Lipper that showed the maximum contractual management fee rate for the Fund under its New Management Agreement was two basis points above the median contractual management fee rate paid by peer funds identified by Lipper.

Taking into account the totality of the information and materials provided to them at the May 14, 2010, June 18, 2010 and other prior meetings, the Prior Board concluded that the management fee rates proposed under the New Management Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

Conclusion – The Prior Board examined the totality of the information provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Prior Board, which consisted solely of Independent Directors, approved the New Management Agreement, concluding that the advisory fee rate was reasonable in relation to the services to be provided and that the New Management Agreement was in the best interests of the stockholders.

C. Board Considerations in Approving the New Subadvisory Agreement

In preparation for its consideration of the New Subadvisory Agreement, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to its additional requests, further information in advance of and at the June 18, 2010 in-person meeting of the Prior Board. In addition to the information it received regarding the New Management Agreement, in considering

Nuveen Investments	33

Annual Investment Management

Agreement Approval Process (Unaudited) (continued)

whether to approve the New Subadvisory Agreement, the Prior Board reviewed materials from counsel to the Fund and from the Subadviser and IQ Advisors and its affiliates, including: (i) information concerning the services currently rendered to the Fund by the Subadviser and information concerning the services to be rendered to the Fund by the Subadviser, which are expected to be substantially similar to those services currently provided; (ii) reports by management regarding the due diligence IQ Advisors and its affiliates conducted on the Subadviser; and (iii) a memorandum outlining the legal duties of the Prior Board under the 1940 Act.

The Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. The Prior Directors, all of whom were Independent Directors, concluded that the terms of the New Subadvisory Agreement were appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to the Fund, and that the New Subadvisory Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Subadvisory Agreement in respect of the Fund, the Prior Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the Subadviser – In reviewing the New Subadvisory Agreement, the Prior Board referred to the materials presented and discussions held in various meetings in April, May and June 2010. The Prior Board focused on the experience of the Subadviser in managing registered funds, including the Fund. The Prior Board considered the reputation and investment experience of the Subadviser and its investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Prior Board noted that it had met with officers of IQ Advisors and members of the Subadviser’s portfolio management team to discuss the management of the Fund’s investments at its recent meetings. The Prior Board took into account the annual due diligence investment review of the Subadviser. The Prior Board noted that it had discussed the Fund’s investment strategy with representatives from the Subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Prior Board also considered the favorable history, reputation and background of the Subadviser and its personnel, and the substantial experience of the Subadviser’s portfolio management team. The Prior Board considered the compliance program of the Subadviser and the report of the chief compliance officer of the Fund. Following consideration of this information, and based on management presentations during the April, May and June 2010 meetings, the Prior Board concluded that the nature, extent and quality of services provided to the Fund by the Subadviser under the Original Subadvisory Agreement were of a high quality and that substantially similar services would be provided by the same personnel pursuant to the New Subadvisory Agreement.

Investment performance of the Fund and the Subadviser – The Prior Board received and considered information about the Fund’s investment performance in light of its stated investment objective. The Prior Board noted that the services to be provided pursuant to the New Subadvisory Agreement would be performed by the same personnel as under the Original Subadvisory Agreement. In this regard, the Prior Board noted that they receive periodic reports regarding the investment performance of the Fund and discuss Fund performance with the portfolio management team of the Subadviser at various times throughout the year. The Prior Board made the determinations discussed above under “BOARD CONSIDERATIONS IN APPROVING THE NEW MANAGEMENT AGREEMENT.” As a result of their discussions and review, the Prior Board concluded that the Fund’s performance was satisfactory.

Cost of services to be provided and profits to be realized by the Subadviser from its relationship with the Fund – Drawing on information received from, and discussions held with, the Subadviser at previous meetings, the Prior Board discussed the potential for the Subadviser to realize a profit as a result of serving as subadviser to the Fund. The Prior Board noted that the fee rate under the New Subadvisory Agreement was identical to the fee rate under the Original Subadvisory Agreement and that the services to be provided under the New Subadvisory Agreement were expected to be substantially similar to the subadvisory services currently provided. The Prior Board noted that it was not possible to accurately predict the degree of profitability the Subadviser might gain from its relationship with the Fund. The Prior Board then considered the potential benefits to the Subadviser and its affiliates from its relationship with the Fund, including the reputational benefits from managing the Fund. The Prior Board concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

34	Nuveen Investments

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale – The Prior Board noted discussions at previous meetings regarding economies of scale and that the fee rate under the New Subadvisory Agreement is identical to the fee rate under the Original Subadvisory Agreement. The Prior Board also took into account the discussion described above under “BOARD CONSIDERATIONS IN APPROVING THE NEW MANAGEMENT AGREEMENT – The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.”

After considering the totality of the information and materials provided to them at the June 18, 2010 meeting and prior meetings, the Prior Board determined that no changes were currently necessary to the Fund’s subadvisory fee structure.

Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients – The Prior Board considered that the proposed fee rates under the New Subadvisory Agreement are identical to the fee rates payable to the Subadviser under the Original Subadvisory Agreement. In considering the compensation to be paid to the Subadviser, noting that no changes to such compensation from that payable under the Original Subadvisory Agreement were proposed, the Prior Board referred to the materials presented and discussions held in connection with their consideration of the continuation of the Original Subadvisory Agreement at prior meetings and concluded that such information continued to be relevant to their current deliberations. The Prior Board noted that the subadvisory fee rate with respect to the Fund was at a level that continued to be reasonable.

The Prior Board discussed the services rendered by the Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to them at the June 18, 2010 meeting and prior meetings, the Prior Board concluded that the subadvisory fees proposed under the New Subadvisory Agreement are reasonable for the services to be rendered.

Conclusion – The Prior Board examined the totality of the information they were provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Prior Board of the Fund, which consisted solely of Independent Directors, approved the New Subadvisory Agreement, concluding that the subadvisory fee rate was reasonable in relation to the services to be provided and that the New Subadvisory Agreement was in the best interests of the stockholders.

Nuveen Investments	35

Notes

36	Nuveen Investments

Automatic Dividend

Reinvestment Plan

How the Plan Works – The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which distributions paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the stockholders by BNY Mellon Share-owner Services (the “Plan Agent”). Under the Plan, whenever the Fund declares a distribution, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the distribution payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the distribution amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the distribution amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each stockholder’s account. The amount credited is determined by dividing the dollar amount of the distribution by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan – Participation in the Plan is automatic, that is, a stockholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the stockholder specifically elects not to participate in the Plan. Stockholders who elect not to participate will receive all distributions in cash. Stockholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan – The Plan provides an easy, convenient way for stockholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees – There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and stockholders will pay a pro rata share of any such commissions.

Tax Implications – The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Therefore, income may still be realized even though stockholders do not receive cash. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the stockholders, including stockholders who do not participate in the Plan. Thus, stockholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information – All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: 877-296-3711.

Nuveen Investments	37

Glossary of Terms

Used in this Report

¢

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

¢	Current Distribution Rate: An investment’s current annualized distribution divided by its current market price.

¢

Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund. NAVs are calculated at the end of each business day.

38	Nuveen Investments

Other Useful Information

Board of Directors

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Terence J. Toth

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank & Trust
Company

Boston, MA

Transfer Agent

BNY Mellon Shareholder Services 480 Washington Boulevard

Jersey City, NJ 07310

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	–

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	39

Nuveen Investments:

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Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

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EAN-F-1010D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of December 30, 2010, the registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

MLP & Strategic Equity Fund Inc.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2010 [5]	$39,000	$0	$15,000	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2009	$40,000	$0	$10,000	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
[5]	The fund was acquired on October 6, 2010.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2010 [1]	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

[1]	The fund was acquired on October 6, 2010.

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2010 [1]	$15,000	$0	$0	$15,000
October 31, 2009	$10,000	$0	$0	$10,000

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[1]	The fund was acquired on October 6, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of December 30, 2010, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

FIDUCIARY ASSET MANAGEMENT, LLC

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Fiduciary Asset Management, LLC (“FAMCO”). FAMCO’s Proxy Voting Policies and Procedures are as follows:

A.	Statement of Policy

1. It is the policy of Fiduciary Asset Management, LLC (“FAMCO”) to vote all proxies over which it has voting authority in the best interest of FAMCO’s clients.

B.	Definitions

2. By “best interest of FAMCO’s clients,” FAMCO means clients’ best economic interest over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3. By “material conflict of interest,” FAMCO means circumstances when FAMCO itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.	FAMCO Invests With Managements That Seek Shareholders’ Best Interests

4. Under its investment philosophy, FAMCO generally invests client funds in a company only if FAMCO believes that the company’s management seeks to serve shareholders’ best interests. Because FAMCO has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests.

5. FAMCO may periodically reassess its view of company managements. If FAMCO concludes that a company’s management no longer serves shareholders’ best interests, FAMCO generally sells its clients’ shares of the company. FAMCO believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAMCO believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client’s shares. In these circumstances, FAMCO will vote contrary to management’s recommendations.

D.	FAMCO’s Proxy Voting Procedures

6. When companies in which FAMCO has invested client funds issue proxies, FAMCO routinely votes the proxies as recommended by management, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interest of FAMCO’s clients.

7. If FAMCO has decided to sell the shares of a company, whether because of concerns about the company’s management or for other reasons, FAMCO generally abstains from voting proxies issued by the company after FAMCO has made the decision to sell. FAMCO generally will not notify clients when this type of routine abstention occurs.

8. FAMCO also may abstain from voting proxies in other circumstances. FAMCO may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAMCO generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which FAMCO has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.	Alternative Procedures for Potential Material Conflicts of Interest

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO, an appearance might arise of a potential conflict between FAMCO’s interests and the interests of affected clients in how the proxies of that issuer are voted.

11.a. When FAMCO itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO’s interests and clients’ interests may appear to exist, FAMCO generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO may use to assist in voting proxies. FAMCO generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAMCO will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b. In unusual cases, FAMCO may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO to vote the proxies under its usual policy;

(ii) Abstaining from voting the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.	Other Exceptions

12. On an exceptions basis, FAMCO may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.	Voting by Client Instead of FAMCO

13. A FAMCO client may vote its own proxies instead of directing FAMCO to do so. FAMCO recommends this approach if a client believes that proxies should be voted based on political or social interests.

14. FAMCO generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO’s guidelines or with the client’s best economic interest in FAMCO’s view.

15. FAMCO generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.	Persons Responsible for Implementing FAMCO’s Policy

16. FAMCO’s client services staff has primary responsibility for implementing FAMCO’s proxy voting procedures, including ensuring that proxies are timely submitted. FAMCO also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17. FAMCO’s Compliance Manager will routinely confer with FAMCO’s Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I.	Recordkeeping

18. FAMCO or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by FAMCO that are material to a decision on how to vote or memorializing the basis for a decision;

(v) Written client requests for proxy voting information, and (vi) written responses by FAMCO to written or oral client requests.

20. FAMCO will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO relies on the service provider to maintain related records.

21. FAMCO or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO or a service provider for the first two years).

J.	Availability of Policy and Proxy Voting Records to Clients

23. FAMCO will initially inform clients of this policy and how a client may learn of FAMCO’s voting record for the client’s securities through summary disclosure in Part II of FAMCO’s Form ADV. Upon receipt of a client’s request for more information, FAMCO will provide to the client a copy of this proxy voting policy and/or how FAMCO voted proxies for the client during the period since this policy was adopted

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged FAMCO (also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals at the Sub-Adviser (the “portfolio managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA – Chief Investment Officer, Member of Strategy Committee

Mr. Cunnane became Chief Investment Officer of the FAMCO in April 2009 and oversees the firm’s three investment product lines and chairs the Risk Management Committee. Mr. Cunnane serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the MLP & Strategic Equity Fund, Inc. Mr. Cunnane has served as a Flex Core Equity and Master Limited Partnership portfolio manager since joining FAMCO in 1996. He is a member of the Strategy Committee and is actively involved with the firm’s macroeconomic assessment and top-down approach to portfolio management. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA) charterholder, and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley - Senior Vice President, Senior Portfolio Manager and Member of Strategy Committee

Mr. Kiley is a Senior Vice President and Senior Portfolio Manager of FAMCO’s Master Limited Partnerships product and is responsible for portfolio management of the various energy infrastructure assets. Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund and the MLP & Strategic Equity Fund, Inc. Prior to joining FAMCO in 2005, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

B. OTHER ACCOUNTS

Other Accounts Managed by Portfolio Manager(s) or Management team member as of October 31, 2010

(i) Name of Portfolio Manager	(ii) Number of Other Accounts Managed and Assets by Account Type		Other Accounts	(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based		Other Accounts
	Other Registered Investment Companies	Other Pooled Investment Vehicles		Other Registered Investment Companies	Other Pooled Investment Vehicles
James Cunnane	3	2	336	0	1	0
	$1,019,732,568	$87,618,761	$390,859,952	$0	$34,075,526	$0
Quinn T. Kiley	3	2	319	0	1	0
	$1,019,732,568	$87,618,761	$380,622,616	$0	$34,075,526	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

D. FUND MANAGER COMPENSATION

The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus. The portfolio manager’s annual bonus is determined by the CEO of FAMCO pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from FAMCO’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

E. OWNERSHIP OF MTP AS OF OCTOBER 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	None
Quinn T. Kiley	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MLP & Strategic Equity Fund Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: January 7, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: January 7, 2011